As filed with the Securities and Exchange Commission on March 20, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2006

                             PLAYTEX PRODUCTS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 1-12620               51-0312772
            --------                 -------               ----------
 (State or other jurisdiction of   (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)


                300 Nyala Farms Road, Westport, Connecticut 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 (a)    Departure of Directors or Principal Officers; Election of
                 Directors; Appointment of Principal Officers.

     On March 20, 2006, Playtex Products, Inc. (the "Company") issued a press release announcing today the appointment of Neil P. DeFeo as the Chairman of the Board of Directors, effective immediately. Douglas D. Wheat has stepped down as Chairman, but will continue to serve on the Board as a Director, and will become a member of the Nominating and Corporate Governance Committee. The press release issued by the Company announcing this appointment is attached as Exhibit 99.1 to this report.


Item 5.02 (b)    Departure of Directors or Principal Officers; Election of
                 Directors; Appointment of Principal Officers.

     The Board appointed Herbert M. Baum, a current Director and Chairman of the Compensation and Stock Option Committee, as Lead Director. Two other Directors, Robert B. Haas and Todd D. Robichaux from Haas Wheat & Partners L.P., have indicated they would not stand for re-election to the Board at the Company's Annual Meeting in May.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits

d) Exhibits.

                     Exhibit Number                      Title
                     --------------                      -----
                          99.1           Press Release of Playtex Products, Inc.
                                         dated March 20, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PLAYTEX PRODUCTS, INC.

Date: March 20, 2006                       By:   /s/ KRIS J. KELLEY
                                                 ------------------
                                                 Kris J. Kelley
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)